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                                                       Exhibit 10(l)


              THIRD AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN
            INTERSTATE GENERAL COMPANY L.P. AND EDWIN L. KELLY
                            DATED MAY 20, 1994




     The agreement between Interstate General Company L.P. (the "Company"), a Delaware limited partnership, and Edwin L. Kelly (the "Executive") dated May 20, 1994 is hereby amended as follows:

          Each reference to the Executive as "Senior Vice
          President of the Company and Vice Chairman of American
          Family Homes, Inc. ("AFH") is hereby changed to President and Chief Operating Officer of the Company.

     All other terms and conditions of the May 20, 1994 agreement, as amended, remain.

     In witness hereof, the parties have executed this amendment effective January 1, 1997.



INTERSTATE GENERAL COMPANY L.P.         INTERSTATE GENERAL COMPANY L.P.
By:  Interstate General                 By:  Interstate General
     Management Corporation                  Management Corporation
     Its Managing General Partner            Its Managing General Partner


By:  /s/ J. Michael Wilson              By:  /s/ James J. Wilson
     ----------------------------            -----------------------------
     J. Michael Wilson                       James J. Wilson



                                        Edwin L. Kelly

                                        /s/ Edwin L. Kelly
                                        ----------------------------------